eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2014

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

Index to Condensed Financial Statements

Condensed Balance Sheet	F-1
Condensed Statements of Operations	F-2
Condensed Statements of Cash Flows	F-3
Notes to Condensed Financial Statements	F-4

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

CONDENSED BALANCE SHEETS

(unaudited)

	March 31, 2014	December 31, 2013

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$15,994	$-
Other assets	4,532	4,770

Total Current Assets	20,526	4,770

Property, plant and equipment, net	3,863	4,074

TOTAL ASSETS	$24,389	$8,844

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$38,777	$-
Convertible notes payable	30,000	-

TOTAL LIABILITIES	68,777

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, authorized, 100,000,000 shares, $.001 par value, 9,000,000 and 9,000,000 issued and outstanding as of March 31, 2014 and December 31, 2013, respectively	9,000	9,000
Additional paid in capital	749,038	561,538
Accumulated deficit (during development stage)	(802,426)	(561,694)

Total Stockholders’ Equity (Deficit)	(44,388)	8,844

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$24,389	$8,844

The accompanying notes are an integral part of these audited financial statements

F-1

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

CONDENSED STATEMENTS OF OPERATIONS

For three Months Ended March 31, 2014 and 2013

and from inception (August 1, 2012) through March 31, 2014

(unaudited)

	Three Months Ended Mar 31, 2014	Three Months Ended Mar 31, 2013	From inception (August 1, 2012) through Mar 31, 2014

TOTAL REVENUES	$-	$-	$-

EXPENSES
Executive compensation	186,000	-	701,000
General and administrative	54,702	10,840	98,580
Research and development - related party	30	902	2,846

Total Expenses	240,732	11,742	802,426

NET LOSS	$(240,732)	$(11,742)	$(802,426)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.03)	$-	$(0.09)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	9,000,000		9,000,000

The accompanying notes are an integral part of these condensed financial statements

F-2

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

CONDENSED STATEMENTS OF CASH FLOWS

For three Months Ended March 31, 2014 and 2013

and from inception (August 1, 2012) through March 31, 2014

(unaudited)

	For Three Months Ended Mar 31, 2014	For Three Months Ended Mar 31, 2013	From inception (August 1, 2012) through Mar 31, 2014

Cash flows from operating activities
Net loss	$(240,732)	$(11,742)	$(802,426)
Adjustments to reconcile from net loss to net cash used in operating activities
Depreciation expense	211	-	351
Amortization expense	239	-	239
Contributed services	186,000	-	701,000
Expenses paid by shareholders	1,500	11,742	48,054
Changes in operating assets and liabilities
Accounts payable and accrued expenses	38,777	-	38,777

Net cash used in operating activities	$(14,006)	-	(14,006)

Cash flows from financing activities
Proceeds from convertible notes payable	30,000	-	30,000

Net cash provided by financing activities	30,000	-	30,000

NET INCREASE IN CASH	15,994	-	15,994

CASH, BEGINNING OF PERIOD	-	-	-

CASH, END OF PERIOD	$15,994	$-	$15,994

SUPPLEMENTAL INFORMATION
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	$-	$-	$-

The accompanying notes are an integral part of these condensed financial statements

F-3

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

Notes to the Condensed Financial Statements

Note 1. The Company

The Company and Nature of Business

eWellness Corporation (the “Company”) is in the development stage and has limited operations as of March 31, 2014. The Company was incorporated under the laws of the State of Nevada on May 20, 2013. The Company is a development stage corporation that has developed a telemedicine platform that is anticipated to provide Distance Monitored Physical Therapy (“DMpt”) programs to pre-diabetic, cardiac and health challenged patients initiated through contracted physician practices and healthcare systems. The Company’s DMpt program has been specifically designed for lower back pain, pre-diabetic and heart attack patients.

Commencing on August 1, 2012, the date of inception for the accompanying financial statements, the Company’s founders contributed services and paid expenses on behalf of the Company. Accordingly, the balance sheets, related statements of operations and cash flows reflect activity prior to the Company’s date of incorporation.

On November 13, 2013, the Company signed a non-binding Share Exchange Letter of Intent (“LOI”) with another company. The LOI contemplated signing a definitive agreement on or before December 31, 2013. On January 9, 2014, the LOI closing was extended from December 31, 2013 to March 1, 2014. On February 26, 2014, the LOI closing was extended from March 1, 2014 to March 31, 2014. On April 1, 2014, the LOI closing was extended from March 31, 2014 to April 30, 2014. The LOI was closed on April 30, 2014 and the Current Report on the 8K was filed on May 6, 2014 in which was outlined the Share Purchase Agreement.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). In accordance with ASC Topic 915, the Company has limited operations and is in the development stage of operation. The financial statements have been prepared using the accrual basis of accounting in accordance with U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from these good faith estimates and judgments.

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which contemplate continuation of the Company as a going concern. The Company has not established any source of revenues to cover its operating costs; as such, the Company has incurred an operating loss since inception. Further, as of March 31, 2014, the cash resources of the Company were insufficient to meet its current business plan. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

F-4

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

Notes to the Condensed Financial Statements

The Company intends on financing its future development activities and its working capital needs largely from the sale of public equity securities with some additional funding from other traditional financing sources, including term notes until such time that funds provided by operations are sufficient to fund working capital requirements.

Deferred Offering and Acquisition Costs

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed. At the time of the completion of the offering, the costs will be charged against the capital raised. Should the offering be terminated, the deferred offering costs will be charged to operations during the period in which the offering is terminated. Direct acquisition costs will be expensed as incurred.

Fair Value of Financial Instruments

The Company complies with the accounting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements, as well as certain related FASB staff positions. This guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

Level 1 – quoted market prices in active markets for identical assets or liabilities.

Level 2 – inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of March 31, 2014, the Company did not have Level 1, 2, or 3 financial assets or liabilities.

Cash and Cash Equivalents

Cash and cash equivalents includes all cash deposits and highly liquid financial instruments with an original maturity to the Company of three months or less.

F-5

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

Notes to the Condensed Financial Statements

Property and Equipment

Property and equipment consists of assets with useful lives longer than one year. Useful lives for assets have been determined to be 5 years for the Company.

Revenue Recognition

The Company is in the development stage and has yet to realize revenues from operations. Once the Company has commenced operations, it will recognize revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is probable.

Research and Development

Research and development is primarily related to developing and improving methods related to our distance monitored physical therapy program. Research and development expenses are expensed when incurred. During the three month periods ended March 31, 2014 and 2013, there were $30 and $902 of research and development expenses, respectively, incurred that were paid by a related party.

Loss per Common Share

Basic loss per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the period ended March 31, 2014.

The Company accounted for the issuance of 9,000,000 common shares at incorporation to be a formation transaction and has reflected the shares outstanding as of the earliest period presented.

Recent Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) that are adopted by the Company as of the specified date. If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company’s financial statements presentation.

In May 2014, the Financial Accounting Standards Board issued accounting guidance on revenue recognition. The amended guidance will enhance the comparability of revenue recognition practices and will be applied to all contracts with customers. Improved disclosures related to the nature, amount, timing, and uncertainty of revenue that is recognized are requirements under the amended guidance. This guidance will be effective for fiscal 2017 and will be required to be applied retrospectively. We will evaluate the impact of this pronouncement on our financial statements when we commence operations and begin to generate revenue.

F-6

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

Notes to the Condensed Financial Statements

Note 3. Property and Equipment

Property and equipment consists of computer equipment that is stated at cost $4,214 less accumulated depreciation of $351 at March 31, 2014. Depreciation expense was $211 for the period ended March 31, 2014. Depreciation expense is computed using the straight-line method over the estimated useful life of the assets, which is five years for computer equipment.

Note 4. Related Parties Transactions

During the period ended March 31, 2014, related parties contributed services totaling $186,000. Per footnote 8 below, a related party provided office space for imputed rent at $500 per month during the period ending March 31, 2014.

Note 5. Income Taxes

The tax provision for interim periods is determined using an estimate of the Company’s effective tax rate for the full year adjusted for discrete items, if any, that are taken into account in the relevant period. Each quarter the Company updates its estimate of the annual effective tax rate, and if the estimated tax rate changes, the Company makes a cumulative adjustment.

At March 31, 2014 and December 31, 2013, the Company has a full valuation allowance against its deferred tax assets, net of expected reversals of existing deferred tax liabilities, as it believes it is more likely than not that these benefits will not be realized.

The Company did not identify any material uncertain tax positions of the Company on returns that have been filed or that will be filed. The Company has not had operations and has deferred items consisting entirely of unused Net Operating Losses as disclosed above. Since it is not thought that this Net Operating Loss will ever produce a tax benefit, even if examined by taxing authorities and disallowed entirely, there would be no effect on the financial statements.

The Company’s policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the periods ended March 31, 2014, and March 31, 2013 the Company did not recognize nor accrue for any interest or penalties.

Note 6. Convertible Note Payable

On March 31, 2014, the Company issued a $30,000 Convertible Note Payable with an interest rate of 12% per annum. Principal and all accrued interest is due and payable on December 31, 2014. The note is automatically converted into shares of common stock upon successful completion of a private placement equity raise. The conversion rate shall be the price per share realized by investors in the private placement equity raise.

Note 7. Stockholder’s Equity

The total number of shares of common stock which the Company shall have authority to issue is one hundred million (100,000,000) common shares with a par value of $.001 per share. At incorporation on May 20, 2013, the Company issued 9,000,000 shares at a cumulative par value of $9,000.

F-7

eWELLNESS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)

Notes to the Condensed Financial Statements

Holders of common stock are entitled to cast one vote for each share on all matters submitted to a vote of shareholders; election of directors shall be decided by a plurality of the votes cast. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore.

Note 8. Commitments and Contingencies

The Company’s corporate offices are located at 11825 Major Street, Culver City, California. These facilities are furnished rent free by one of the Company’s shareholders. An imputed rent expense of $1,500 was recorded to the Statements of Operations and recorded as Additional Paid in Capital on the Balance Sheet for the period ended March 31, 2014.

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

The Company has engaged the services of legal counsel contingent upon completion of the Share Exchange Merger. Since the agreement stipulates that no fees will be charged until the merger is complete, the Company has recorded no expenses nor anything due for these services during the period ended March 31, 2014 as per footnote 10 below the merger was completed after the period ended March 31, 2014.

Note 9. Segment Reporting

The Company has one operating segment, which was identified based upon the availability of discrete financial information and the chief operating decision makers’ regular review of financial information.

Note 10. Subsequent Events

On April 11, 2014, the Company entered into a share exchange agreement (the “Initial Exchange Agreement”) with eWellness Healthcare Corporation (“EHC”) wherein EHC agreed to issue 9,200,000 shares of their unregistered common stock, $.001 par value (the “common stock”) to the shareholders.

On April 22, 2014, the Company issued a $100,000 convertible note payable with an interest rate of 12% per annum. Principal and all accrued interest is due and payable on December 31, 2014. The note is automatically converted into shares of common stock upon successful completion of a private placement equity raise. The conversion rate shall be the price per share realized by investors in the private placement equity raise.

On April 29, 2014, the Company issued 200,000 shares to a prospective board member.

On April 30, 2014, the Share Exchange was closed. As a result, eWellness is now the wholly owned subsidiary of EHC and the shareholders own approximately 76.97% of the issued and outstanding common stock of EHC.

On June 23, 2014, we entered into a license agreement with Bistromatics Corp. pursuant to which we obtained a perpetual license to use the programming code created by a video management platform as a base to develop our telemedicine video service.

F-8